FIRST PLACE FINANCIAL CORPORATION®

- Retail Banking
- Mortgage Lending
- Commercial Banking
- Wealth Management
- Insurance
- Real Estate and Title Agency

Sandler O’Neill’s 2009 East Coast Financial Services Conference November 12, 2009 Steven R. Lewis, President & CEO David W. Gifford, CFO Exhibit 99.1

economic conditions in the market areas
the Company conducts business, which
could materially impact credit quality trends,
changes in laws, regulations or policies of
regulatory agencies, fluctuations in interest
rates, demand for loans in the market areas
the Company conducts business, and
competition, that could cause actual results
to differ materially from historical earnings
and those presently anticipated or
projected. The Company wishes to caution
readers not to place undue reliance on any
such forward-looking statements, which
speak only as of the date made. The
Company undertakes no obligation to
publicly release the result of any revisions
that may be made to any forward-looking
statements to reflect events or
circumstances after the date of such
statements or to reflect the occurrence of
anticipated or unanticipated events.
When used in this presentation, or future
presentations or other public or
shareholder communications, in filings by
First Place Financial Corp. (the Company)
with the Securities and Exchange
Commission, or in oral statements made
with the approval of an authorized
executive officer, the words or phrases
“will likely result,” “are expected to,” “will
continue,” “is anticipated,” “estimate,”
“project” or similar expressions are
intended to identify “forward-looking
statements” within the meaning of the
Private Securities Litigation Reform Act of
1995. Such forward-looking statements
involve known and unknown risks,
uncertainties and other factors, which may
cause the Company’s actual results to be
materially different from those indicated.
Such statements are subject to certain
risks and uncertainties including changes in
Forward-Looking Statements

• Ticker Symbol: FPFC
• Average Daily Trading Volume:  51,201  (7/1/09 - 9/30/09)
• Primary Regulator:  Office of Thrift Supervision
• Institutional & Insider Ownership:  22.7% & 11.0%
respectively
First Place
Assets $3.2 Billion
Retail Locations 44
Loan Offices 18
States:  Ohio, Indiana, Maryland,
Michigan, Pennsylvania
First Place Corporate Profile

4 Fiscal 2009 Results

5 Net Income (Loss) History * * Includes write-off goodwill of $92.14 million, net of tax. ($ in millions) -$110.43 $10.79 $25.62 2007 2008 2009

Factors Contributing to the Decline in Net Income
$28.21 $29.67 $31.06 All Other Components of Net Income
3.53 .25 .17 Federal Deposit Insurance
6.29 2.33 .47 Real Estate Owned Expense
27.94 10.70 4.80 Provision for Loan Losses
Credit Related Charges
8.74 5.60 - Securities Impairment
92.14 - - Goodwill Impairment
$(110.43) $10.79 $25.62 Net Income (Loss)
2009 2008 2007
All amounts are in Millions of Dollars and are Net of Income Taxes

7 Positive Income Factors – Deposit Fees $10.21 $8.35 $6.44 2007 2008 2009 ($ in millions) Service Charges on Deposit Accounts

Positive Income Factors – Mortgage Banking
($ in millions)
Fiscal Year Ended: 6/30
$1,163
$1,565
$1,005
$9.26 $7.24
$14.47
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2007 2008 2009
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Sales Mortgage Banking Gains

Balance Sheet Growth
$2,436
$2,468
$3,407
6/30/09
14.0%
18.5%
13.9%
Compound
Annual Growth
Rate
Growth Rate
without
Acquisitions
6/30/03
4.2% $1,108 Deposits
11.7% $892 Loans
5.8% $1,559 Assets
($ in millions)
• 4 whole company and 1 branch acquisition in the last 6 years

10 Total Delinquency & Non-Performing Loans (%) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 6/30/07 6/30/08 6/30/09 2-Pay 3-Pay Non-Accrual TDR

11 Provision for Loan Losses and Net Charge-Offs $16,467 $42,984 $31,620 $14,500 $3,859 $7,391 2007 2008 2009 Net Charge Offs Provision Fiscal Year Ended: 6/30 ($ in thousands)

12 1 st Quarter 2010 Results

13 Net Income (Loss) By Quarter $(6.16) 9/30/08 Quarter Ended $(94.10) 12/31/08 9/30/09 6/30/09 3/31/09 Net Income (Loss) $(5.91) $(12.72) $2.54 ($ in millions)

Factors Negatively Impacting Net Income
Credit Related Charges
14.63 12.75 4.42 5.99 4.78 Provision for Loan
Losses
.69 3.97 .72 .90 .70 Real Estate Owned
Expense
.94 1.98 .64 .84 .07 FDIC Insurance
$(5.91) $(12.72) $2.54 $(94.10) $(6.16) Net Income (Loss)
92.14 Goodwill Impairment
- .75 - 1.65 6.06 Securities Impairment
$10.35 $6.73 $8.32 $7.42 $5.45 All Other Components of
Net Income
9/30/08 12/31/08 9/30/09 6/30/09 3/31/09
All amounts are in Millions of Dollars and are Net of Income Taxes
Quarter Ended

Positive Income Factors
$3.15 $2.94 $2.68 $2.46 $2.14 Service Charges on
Deposit Accounts
$3.91 $3.77 $6.81 $2.11 $1.78 Mortgage Banking Gains
3.38% 3.06% 2.85% 2.81% 3.07% Net Interest Margin
9/30/08
Quarter Ended
12/31/08 9/30/09 6/30/09 3/31/09
($ in millions)

16 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 2-Pay 3-Pay Non-Accrual TDR Total Delinquency & Non-Performing Loans (%)

17 Provision and Net Charge Off ($ in millions) $6,797 $19,620 $22,500 $11,437 $15,805 $4,609 $7,066 $4,140 $7,351 $9,216 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 Net Charge Off Provision

Capital
First Place Financial Corp.
• Selected for the Treasury Capital Purchase Program for
Healthy Institutions
• Issued $73 Million in Preferred Stock and Warrants on
3/13/09
• Invested $31 Million in First Place Bank to Strengthen
Capital Position
First Place Bank
• Was Considered “Well Capitalized” Before $31 Million
• Has Remained “Well Capitalized”

19 Capital – First Place Financial Corp. 8.27% 7.96% Tangible Equity to Tangible Assets 8.57% 8.27% Equity to Assets Cash on Hand $45.14 $46.79 9/30/09 6/30/09 ($ in millions)

10.61%
10.42%
11.47%
12.37%
11.16%
Jun-05 Jun-06 Jun-07 Jun-08 Jun-09
Minimum to be well capitalized = 10.00%
10.00%
12
Total Capital to Risk Weighted Assets
Year End Bank Regulatory Capital is at a Five Year High
Minimum to be well capitalized = 10.00%

Capital – First Place Bank
8.35%
11.42%
12.67%
9/30/09
5.00%
6.00%
10.00%
Required to
be Well
Capitalized
5.42% 11.23% Tier 1 Capital to Risk
Weighted Assets
2.67% 12.37% Total Capital to Risk
Weighted Assets
Tangible Capital to
Adjusted Assets
3.35% 8.16%
Excess 6/30/09

Common Stock
• Closed at $2.96 on November 5, 2009
• Negatively impacted by dropping out of the Russell 3000
on June 26, 2009
• Currently at 24.0% of book value
• Currently at 25.3% of tangible book value

Corporate Description
• Niche player in multi-market footprint
• Evolving balance sheet toward commercial profile
• Diversified products and services delivered
through a super community bank model
• Superior expense management culture
• Experienced M & A player
• Complimentary and consistent Mortgage Banking
unit
• All delivered through highly incentivized sales
and service

Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Battle Creek
Toledo
Cleveland
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburgh
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia
MI
IN
OH
PA
MD
Montgomery County
Rockville
Bethesda
Washington D.C.
44 Retail Locations
18 LPOs
2 Business Financial Services Centers
APB Financial Group

24 Multi-State Footprint

Timeline Significant Milestones
Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings
Bank
Acquisition
5/12/00
FFY
Financial
Corp.
Acquisition
Franklin
Bancorp.
Acquisition
Northern
Savings &
Loan
Acquisition
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
5/28/04
12/22/00
6/27/06
4/27/07
10/31/07
6/30/08
OC Financial
Acquisition
CPP:
FPFC issues
$73 million in
preferred
shares to US
Treasury
3/13/09

Each depositor insured to at least $100,000
FDIC
Federal Deposit Insurance Corporation

THE WALL STREET JOURNAL.
Chicago Tribun
Los Angeles Times
Sun-Sentinel
ROAD TO FORECLOSURES:
The Washington Post
The Miami Herald
Orlando Sentinel
St. Petersburg Times
Schools chief

YOU DON'T LOOK SO HEALTHY.
WHAT KIND OF CRACK IS THAT??
STRESS TEST
BANKS

26 “Remember the Alamo” CFPA FDIC Media Admin D.C. Regulators Credit Fraud Cyber Fraud ODP Community Banks Community Banks

27 • Commercial Banking Kenton Thompson • Mortgage Banking Bruce Wenmoth • Retail Dominique Stoeber • Wealth Management Mark Wenick Transitioning our Business Model

28 • Control • Consistency • Complexity • Risk • Efficiency What did we gain?

COST OF DEPOSITS
Quarter Ended
6/30/09 9/30/09
Q4 09 Q1 10 Change
Cost of Deposits                2.03%            1.74% -0.29%
Margin 3.06%            3.38% +0.32%
NET CHECKING ACCOUNT GROWTH
2009 FIRST QUARTER ‘10
Consumer 1,792 423
Business Checking 1,421 179
Retail Banking

30 FY ’08 FY ’09 Q1 ’10 Loan Originations $1.3B $1.9B $.5B Gain on Sale $9.3 mil $14.5 mil $3.9 mil Conclusions: Keep Growing Purchase new loan origination system Mortgage Banking

31 Reallocation of Resources Commercial

WEALTH MANAGEMENT
Customer served by Private Bankers
Retail Banking
Delivered by Private Bankers and Financial Centers
• Private Platinum Deposits
• Private Platinum Loans
Insurance
Delivered by First Place Insurance
• Property and Casualty
• Health Care
• Disability
• Professional Liability
• Long-Term Care
Mortgage Loans
Delivered by First Place Mortgage Loan Officers
Small Business
Professional Services
Delivered by Business Relationship Specialists
• Business Deposit Accounts
• Treasury Management Accts.
Financial Planning
Delivered by First Place Investments
• Asset Allocation
• Retirement Planning
• Education Planning
• Charitable Planning
• Cash Flow Analysis
Fiduciary Services
Delivered by third party through Private Bankers
• Estate Settlement
• Trusteeships
Investments
Delivered by First Place Investments
• Separately Managed Accts.
• Mutual Funds
• Annuities
Estate Planning and
Wealth Replacement Insurance
Delivered by third party through First Place Insurance
• Tax Savings Strategies
• Charitable Inclinations
• Distribution Plans

33 What’s the Plan? Credit Challenges …

Process Changes
• Revisions to Underwriting Standards
• Line of Business vs. Regional Alignment
• ALLL Methodology and Granularity
• Special Asset Credit Committee (SACC)
• Delinquency Monitoring Process
• Separate REO Function entirely focused on REO
disposition

A Diversified Loan Portfolio
Loan portfolio value as of 9/30/2009:  $2.455 Billion
Loan Portfolio Mix as of September 30, 2009
C&I
Home Bulider
Credit Facilities &
Land Development
Residential
Home Equity
HELOC
Consumer
Commerical Real
Estate
Multi-family Real
Estate

• Transitioned corporate business model to Line of Business
• Opened new LPO in Rockville, Maryland
• Opened new LPO in Grand Rapids, Michigan
• Integrated OC Financial into First Place Bank
• Acquired the Guerra, Richards and Mulvey Insurance
• Developed new comprehensive model for providing wealth management services
• Transitioned the Franklin Bank name to First Place Bank
• Launched a new web site
• Opened our new Liberty office
• Consolidated two Southfield, Michigan offices into one new facility
• Implemented Remote Capture, Positive Pay features, and automated Lock Box
Strategic Achievements

th
Corporate Accolades
• Second largest publicly traded savings institution in Ohio, and 26 largest in America
• Deemed “well capitalized” by the U.S. Treasury Office of Thrift Supervision
• Ranked in the Top 150 Performers two years in a row by Bank Director magazine
• Named one of the country’s Top 100 Mid-Tier Banks by US Banker magazine
• Number one mortgage lender in many of the markets served
• Chosen by FNMA to help pilot their new Home Path Program
• First Place originators included in Mortgage Originator magazine’s list of the nation’s
• top 200 mortgage originators for 10 consecutive years, including six recognized for
• their 2008 performance
• Named Top Bank by readers of the Warren Tribune Chronicle
• Named Top Bank by readers of the Flint Morning Journal

Strategic Opportunities
• Margin – prepare for rising rate environment
• Maintain focus on NPA elimination
• Continue pursuit of mortgage bank opportunities
• Allow mortgage servicing to build
• Maintain energy toward core account growth
• Be proactive as competitive landscape shifts
• Maintain disciplines as market opportunities emerge
• Wealth management / Fee Income

RACE2FIRSTPLACEBANK.COM

- **Customer sweepstakes with grand prize of Chevy Cruze**
  (Three winners, one from each of our major regions)
- **Campaign delivers on our community commitment**
- **High marketing value and visibility underscore First Place brand recognition in long-term campaign**

39

40 “It’s not the load that breaks you down, it’s the way you carry it.” - Lou Holtz

41 QUESTION & ANSWER

42 The Bank That Means The Bank That Means Business Business